UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 28, 2022

Date of report (date of earliest event reported)

Digi International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9350 Excelsior Blvd., Suite 700
Hopkins, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

(952) 912-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DGII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2021, the Board of Directors of Digi International Inc. (the “Company”) approved, effective upon stockholder approval, the amendment and restatement of the Digi International Inc. 2021 Omnibus Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under the plan by 1,000,000 shares and the maximum number of shares of Common Stock that may be used for full value awards, including restricted stock, stock unit or other stock-based awards, by 500,000 shares, and to extend the term of the plan from January 29, 2031 to January 28, 2032. At our Annual Meeting of Stockholders (the “Annual Meeting”) held virtually via live webcast on January 28, 2022, our stockholders approved the amendment and restatement of the Digi International Inc. 2021 Omnibus Incentive Plan (as amended, the “Amended Plan”). The Amended Plan authorizes the issuance of up to 2,400,000 shares of our Common Stock pursuant to awards granted under the Amended Plan; however, only 1,100,000 of the 2,400,000 authorized shares of Common Stock may be granted in the form of full value awards, including restricted stock, stock unit or other stock-based awards.

The description of the Amended Plan does not purport to be complete and is qualified by reference to the Amended Plan, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting entirely virtually, conducted via a live webcast on Friday, January 28, 2022, at which 32,032,786 shares were present and entitled to vote. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

1.	Spiro C. Lazarakis and Hatem H. Naguib were elected as directors for three-year terms. Voting was as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Spiro C. Lazarakis	29,245,987	675,273	9,237	2,102,289
Hatem H. Naguib	29,277,235	643,275	9,987	2,102,289

2.	A non-binding advisory proposal to approve the executive compensation disclosed in our proxy statement for the Annual Meeting received 29,460,845 “for” votes and 457,286 “against” votes. 12,366 shares abstained from voting and there were 2,102,289 broker non-votes on this proposal.

3.	The stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022 with 32,016,419 shares voting for the proposal and 10,769 shares voting against the proposal. 5,598 shares abstained from voting on this proposal.

4.	The stockholders approved the amendment and restatement of the Digi International Inc. 2021 Omnibus Incentive Plan. The proposal to approve the amendment and restatement of the plan received 25,861,982 “for” votes and 4,049,213 “against” votes. 19,302 shares abstained from voting and there were 2,102,289 broker non-votes on this proposal.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits are provided herewith:

Exhibit No.	Description	Manner of Filing
10.1	Digi International Inc. 2021 Omnibus Incentive Plan, as amended and restated	Filed electronically

104	The cover page from this current report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: February 2, 2022

DIGI INTERNATIONAL INC.

By:	/s/ David H. Sampsell
David H. Sampsell
Vice President of Corporate Development, General Counsel & Corporate Secretary